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- Transactions effected
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pursuant to Rule 10f-3
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Name of Fund:  Goldman Sachs High Yield Municipal Fund

Name of Underwriter Purchased From:  UBS Financial Services Inc.

Name of Underwriting Syndicate Members: UBS Financial Services Inc.; Merrill Lynch & Co.; Citigroup;
Morgan Stanley; Bear, Stearns & Co. Inc.; JPMorgan; Goldman Sachs & Co.

Name of Issuer:  New York Convention Center Development Corporation

Title of Security:  NYSDEV

Date of First Offering:  11/3/2005

Dollar Amount Purchased:  $35,606,200.00

Number of Shares Purchased:  35,000,000

Price Per Unit:  101.732

Resolution approved:  Approved at the February 2006 Board Meeting.




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Name of Fund:  Goldman Sachs Balanced Fund

Name of Underwriter Purchased From:  JPMorgan

Name of Underwriting Syndicate Members:  Goldman Sachs & Co.; JPMorgan

Name of Issuer:  Unumprovident Finance Co.

Title of Security:  UNM 6.85 11/15/15

Date of First Offering:  11/8/2005

Dollar Amount Purchased:  $74,919.75

Number of Shares Purchased:  75,000

Price Per Unit:  99.8930

Resolution approved:  Approved at the February 2006 Board Meeting.

Name of Fund:  Goldman Sachs Investment Grade Credit Fund

Name of Underwriter Purchased From:  Merrill Lynch

Name of Issuer:  Unumprovident Finance Co.

Name of Underwriting Syndicate Members:  Goldman Sachs & Co.; JPMorgan

Title of Security:  UNM 6.85 11/15/15

Date of First Offering:  11/8/2005

Dollar Amount Purchased:  $649,304.50

Number of Shares Purchased:  650,000

Price Per Unit:  99.8930

Resolution approved:  Approved at the February 2006 Board Meeting.



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Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From:  JPMorgan

Name of Underwriting Syndicate Members:  Goldman Sachs & Co.; JPMorgan

Name of Issuer:  Unumprovident Finance Co.

Title of Security:  UNM 6.85 11/15/15

Date of First Offering:  11/8/2005

Dollar Amount Purchased:  $1,523,368.25

Number of Shares Purchased:  1,525,000

Price Per Unit:  99.8930

Resolution approved:  Approved at the February 2006 Board Meeting.

Name of Fund:  Goldman Sachs Balanced Fund

Name of Underwriter Purchased From:  SSMB

Name of Underwriting Syndicate Members:  Citigroup; Merrill Lynch & Co.; Goldman
 Sachs & Co.; JPMorgan;
Morgan Stanley; UBS Financial Services Inc.; Bear, Stearns & Co. Inc.; Ramirez &
 Co. Inc.

Name of Issuer: New York City Industrial Development Agency Special Facility Revenue Bonds

Title of Security:  NYCDEV 7.625 8/1/(11)(16)(25)(28)(31)

Date of First Offering:  11/8/2005

Dollar Amount Purchased:  $96,000

Number of Shares Purchased:  100,000

Price Per Unit:  96.00

Resolution approved:  Approved at the February 2006 Board Meeting.

Name of Fund: Goldman Sachs StateplaceNew York Intermediate AMT-Free Municipal Fund

Name of Underwriter Purchased From:  Morgan Stanley

Name of Underwriting Syndicate Members: Morgan Stanley; Citigroup; Goldman Sachs
 & Co.; A.G. Edwards;
Bear Stearns & Co. Inc,; First Albany Capital; JPMorgan; Lehman Brothers

Name of Issuer: NameNew York State Dormitory Authority State Personal Income Tax Revenue Bonds

Title of Security:  NYSHGR

Date of First Offering:  11/17/2005

Dollar Amount Purchased:  $210,984.00

Number of Shares Purchased:  200,000

Price Per Unit:  105.492

Resolution approved:  Approved at the February 2006 Board Meeting.


RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 30, 2005 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 30, 2005, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs Municipal Income Fund

Name of Underwriter Purchased From:  UBS Investment Bank

Name of Underwriting Syndicate Members:  UBS Investment Bank; Goldman Sachs &
Co.

Name of Issuer: Orange PlaceTypeplacePlaceTypeCounty PlaceNameHealth Facilities Authority

Title of Security:  ORAMED

Date of First Offering:  1/19/2006

Dollar Amount Purchased:  $360,570.00

Number of Shares Purchased:  350,000

Price Per Unit:  98.402

Resolution approved:  Approved at the May 2006 Board Meeting.

Name of Fund:  Goldman Sachs Municipal Income Fund

Name of Underwriter Purchased From:  UBS Investment Bank

Name of Underwriting Syndicate Members: UBS Investment Bank; Goldman Sachs & Co.

Name of Issuer:  Orange County Health Facilities
 Authority

Title of Security:  ORAMED

Date of First Offering:  1/19/2006

Dollar Amount Purchased:  $135,842.70

Number of Shares Purchased:  135,000

Price Per Unit:  98.402

Resolution approved:  Approved at the May 2006 Board Meeting.

Name of Fund:  Goldman Sachs High Yield Municipal Fund

Name of Underwriter Purchased From:  UBS Investment Bank

Name of Underwriting Syndicate Members: UBS Investment Bank; Goldman Sachs & Co.

Name of Issuer:  Orange County Health Facilities Authority

Title of Security:  ORAMED

Date of First Offering:  1/19/2006

Dollar Amount Purchased:  $1,835,197.30

Number of Shares Purchased:  1,865,000

Price Per Unit:  98.402

Resolution approved:  Approved at the May 2006 Board Meeting.

Name of Fund:  Goldman Sachs High Yield Municipal Fund

Name of Underwriter Purchased From:  UBS Investment Bank

Name of Underwriting Syndicate Members: UBS Investment Bank; Goldman Sachs & Co.

Name of Issuer:  Orange County Health Facilities Authority

Title of Security:  ORAMED

Date of First Offering:  1/19/2006

Dollar Amount Purchased:  $4,790,430.00

Number of Shares Purchased:  4,650,000

Price Per Unit:  98.402

Resolution approved:  Approved at the May 2006 Board Meeting.

Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:  Morgan Stanley

Name of Underwriting Syndicate Members:  Citigroup; Morgan Stanley; Banc of
America
Securities LLC; Deutsche Bank Securities LLC; Goldman Sachs & Co.; Lehman Brothers; Merrill Lynch & Co.

Name of Issuer:  NRG Energy Inc.

Title of Security:  NRG7 1/4 02/14-12

Date of First Offering:  1/26/2006

Dollar Amount Purchased:  $2,500,000

Number of Shares Purchased:  2,500,000

Price Per Unit:  100

Resolution approved:  Approved at the May 2006 Board Meeting.

Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:  Morgan Stanley

Name of Underwriting Syndicate Members:  Citigroup; Morgan Stanley; Banc of
America
Securities LLC; Deutsche Bank Securities LLC; Goldman Sachs & Co.; Lehman Brothers; Merrill Lynch & Co.

Name of Issuer:  NRG Energy Inc.

Title of Security:  NRG7 3/8 02/16-14

Date of First Offering:  1/26/2006

Dollar Amount Purchased:  $4,500,000

Number of Shares Purchased:  4,500,000

Price Per Unit:  100

Resolution approved:  Approved at the May 2006 Board Meeting.

Name of Fund:  Goldman Sachs Investment Grade Credit Fund

Name of Underwriter Purchased From:  Morgan Stanley

Name of Underwriting Syndicate Members: Bear Stearns & Co. Inc.; Morgan Stanley;
 Banc of America
Securities LLC; BNY Capital Markets; Citigroup; Comerica Securities; Daiwa Securities America Inc.;
Goldman Sachs & Co.; JPMorgan; Lazard LLC

Name of Issuer:  Sabre Holdings

Title of Security:  TSG 6.35 03/15/16

Date of First Offering:  3/8/2006

Dollar Amount Purchased:  $2,540,667.00

Number of Shares Purchased:  2,550,000

Price Per Unit:  99.6340

Resolution approved:  Approved at the May 2006 Board Meeting.

Name of Fund:  Goldman Sachs country-regionplaceU.S. Mortgages Fund

Name of Underwriter Purchased From:  Morgan Stanley

Name of Underwriting Syndicate Members: Merrill Lynch & Co.; Morgan Stanley; Goldman Sachs & Co.

Name of Issuer:  PlaceNameplacePlaceNameTenn PlaceTypeValley Authority

Title of Security:  TVA5 3/8 04/01/56

Date of First Offering:  3/29/2006

Dollar Amount Purchased:  $1,950,912

Number of Shares Purchased:  1,600,000

Price Per Unit:  99.4320

Resolution approved:  Approved at the May 2006 Board Meeting.

Name of Fund:  Goldman Sachs Balanced Fund

Name of Underwriter Purchased From:  Morgan Stanley

Name of Underwriting Syndicate Members: Merrill Lynch & Co.; Morgan Stanley; Goldman Sachs & Co.

Name of Issuer:  placeplacePlaceNameTenn placeValley Authority

Title of Security:  TVA5 3/8 04/01/56

Date of First Offering:  3/29/2006

Dollar Amount Purchased:  $596,592

Number of Shares Purchased:  600,000

Price Per Unit:  99.4320

Resolution approved:  Approved at the May 2006 Board Meeting.


RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended March 31, 2006 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended March 31, 2006, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.